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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 5, 2002

                        Franklin Telecommunications Corp.
             (Exact name of registrant as specified in its charter)

        California                    0-11616                    95-3733534
(State or other jurisdiction        (Commission                (IRS Employer
    or incorporation)               File Number)            Identification No.)

                               733 Lakefield Road,
                       Westlake Village California, 91361
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (805) 373-8688

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant

         On January 29, 2002 the Registrant engaged Hurley & Company, Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of June 30, 2002, and the related combined statements of income, stockholders' equity and cash flows for the year then ending. The decision to appoint Hurley & Company, Inc. was approved by the Registrant's Board of Directors.

         The Registrant dismissed SINGER LEWAK GREENBAUM & GOLDSTEIN LLP on January 28, 2002 as its auditors. The firm had served as the Registrant's independent accountants for the past two fiscal years. Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, such accountant's report on the Registrant's financial statements for the past year did not contain an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements with SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, resolved or unresolved, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Hurley & Company neither the Registrant nor anyone on the Registrant's behalf consulted with Hurley & Company regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement" or a "reportable event."

         The Registrant has requested SINGER LEWAK GREENBAUM & GOLDSTEIN LLP to review the disclosure contained herein and has provided SINGER LEWAK GREENBAUM & GOLDSTEIN LLP the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of SINGER LEWAK GREENBAUM & GOLDSTEIN LLP's views, or the respects in which SINGER LEWAK GREENBAUM & GOLDSTEIN LLP does not agree with the statements contained herein. SINGER LEWAK GREENBAUM & GOLDSTEIN has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

         Exhibit 16.1 Letter From SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Franklin Telecommunications Corp.

                                    By: /s/ Martin S. Albert
                                    -------------------------
                                        Martin S. Albert, CEO

Date: March 20, 2002

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